UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 27, 2010

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Annaly Capital Management, Inc. (the “Company” or “Annaly”), the stockholders approved the 2010 Equity Incentive Plan (the “2010 Equity Incentive Plan”).  A copy of the 2010 Equity Incentive Plan is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 27, 2010, Annaly held its Annual Meeting in New York, New York for the purpose of: (i) electing two Class II directors to serve on Annaly’s board of directors (the “Board”) until the 2013 Annual Meeting of Stockholders; (ii) approving the 2010 Equity Incentive Plan and (iii) ratifying the appointment of Deloitte & Touche LLP as Annaly’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The total number of shares of common stock entitled to vote at the Annual Meeting was 559,668,625, of which 491,357,417 shares, or 87.79%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of two Class II directors to serve on the Board until the 2013 Annual Meeting of Stockholders.

Director	Votes Received	Votes Withheld	Broker Non-Votes
Kevin P. Brady	333,765,634	11,814,529	145,777,254
E. Wayne Nordberg	332,485,584	13,094,579	145,777,254

All Class II director nominees were elected.  The continuing directors of the Company are Michael A.J. Farrell, Wellington J. Denahan-Norris, Jonathan D. Green, John A. Lambiase, Donnell A. Segalas and Michael Haylon.

Proposal 2.  The proposal to approve the 2010 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes

260,157,575	83,290,596	2,131,992	145,777,254

Proposal 3.  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the 2010 fiscal year.

For	Against	Abstentions

486,108,511	4,128,305	1,120,601

Further information regarding these proposals is set forth in Annaly’s definitive proxy statement on Schedule 14A filed with the SEC on April 16, 2010.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	2010 Equity Incentive Plan

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

	By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date: June 1, 2010